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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                 FORM 8-K



                              CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  May 31, 2000


                         SEROLOGICALS CORPORATION
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          (Exact name of registrant as specified in its charter)

         Delaware                0-26126             58-2152225
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    (State of other           (IRS Employer        (Commission file number)
       jurisdiction)         Identification No.)


            780 Park North Blvd.
                Suite 110
            Atlanta, Georgia                            30021
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    (Address of Principal executive offices)         (Zip code)

Registrant's telephone number, including area code:  (404) 296-5595


      (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On May 31, 2000, Serologicals Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it has signed a definitive agreement to sell substantially all of the assets of its Seramed, Inc. subsidiary.


Item 7.  Financial Statements and Exhibits

     a)  Financial statements of businesses acquired:

         Not applicable

     b)  Pro forma financial information:

         Not applicable

     c)  Exhibits
                   Exhibit No.         Description
                   99.1                Press Release dated May 31, 2000.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Serologicals Corporation
                                                (Registrant)


June 1, 2000                          By: /s/ Peter J. Pizzo, III
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                                            Peter J. Pizzo, III
                                            Vice President, Finance and
                                            Chief Financial Officer